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                                                                    Exhibit 32.1

KMART HOLDING CORPORATION

SARBANES-OXLEY ACT SECTION 906 CERTIFICATION (1)

In connection with this Quarterly Report on Form 10-Q of Kmart Holding Corporation for the period ended July 28, 2004, each of the undersigned officers of the Company, hereby certify pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

1. this Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in this Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Kmart Holding Corporation.

Date:    August 16, 2004

/s/ Julian C. Day
-------------------------------------
Julian C. Day
President and Chief Executive Officer

/s/ James D. Donlon, III
-------------------------------------
James D. Donlon, III
Senior Vice President, Chief Financial Officer

Footnote 1:

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signatures that appear in typed form within the electronic version of this written statement required by Section 906, has been provided to Kmart Holding Corporation and will be retained by Kmart Holding Corporation and furnished to the Securities and Exchange Commission or its staff upon request.